                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report:                            FEBRUARY 11, 1997
                ---------------------------------------------------------------

Date of earliest event reported:           FEBRUARY 4, 1997
                                ----------------------------------------------

                        DIAMOND OFFSHORE DRILLING, INC.
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              (Exact Name of Registrant as Specified in Charter)


DELAWARE                                1-13926                 76-0321760
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)


   15415 KATY FREEWAY, HOUSTON, TEXAS                          77094
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code        (281) 492-5300
                                                    --------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On February 4, 1997, Diamond Offshore Drilling, Inc. ("Diamond Offshore") closed the sale of $400 million principal amount of its 3-3/4% Convertible Subordinated Notes Due 2007 (the "Notes") in a public offering underwritten by Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc (the "Underwriters"). Filed herewith are (i) the Terms Agreement, dated January 29, 1997, to the Underwriting Agreement between Diamond Offshore and Credit Suisse First Boston Corporation, individually and as the Representative of the Underwriters, dated January 29, 1997, (ii) the Indenture, dated as of February 4, 1997 (the "Indenture"), between Diamond Offshore and The Chase Manhattan Bank, as Trustee (the "Trustee"), and (iii) the Supplemental Indenture, dated as of February 4, 1997, between Diamond Offshore and The Trustee relating to the Notes, which supplements the Indenture.





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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits.

     Exhibit number      Description
     --------------      -----------
          1.1            Terms Agreement, dated January 29, 1997, to the Underwriting
                         Agreement between Diamond Offshore Drilling, Inc. and Credit
                         Suisse First Boston Corporation, individually and as the
                         Representative of the Underwriters named therein, dated
                         January 29, 1997.

          4.1            Indenture, dated as of February 4, 1997, between Diamond
                         Offshore Drilling, Inc. and The Chase Manhattan Bank, as
                         Trustee.

          4.2            Supplemental Indenture, dated as of February 4, 1997, between
                         Diamond Offshore Drilling, Inc. and The Chase Manhattan Bank,
                         as Trustee.





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
                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DIAMOND OFFSHORE DRILLING, INC.


                                  By:/s/ Richard L. Lionberger
                                     -------------------------------------
                                         Richard L. Lionberger
                                         Vice President, General Counsel
                                               and Secretary


Dated:  February 11, 1997





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
                                 EXHIBIT INDEX

     Exhibit number      Description
     --------------      -----------
          1.1            Terms Agreement, dated January 29, 1997, to the Underwriting
                         Agreement between Diamond Offshore Drilling, Inc. and Credit
                         Suisse First Boston Corporation, individually and as the
                         Representative of the Underwriters named therein, dated
                         January 29, 1997.

          4.1            Indenture, dated as of February 4, 1997, between Diamond
                         Offshore Drilling, Inc. and The Chase Manhattan Bank, as
                         Trustee.

          4.2            Supplemental Indenture, dated as of February 4, 1997, between
                         Diamond Offshore Drilling, Inc. and The Chase Manhattan Bank,
                         as Trustee.